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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported):  June 30, 1999

                                  Keane, Inc.
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              (Exact Name of Registrant as Specified in Charter)

                                 Massachusetts
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                (State or Other Jurisdiction of Incorporation)


      1-7516                                   04-243-7166
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(Commission File Number)            (I.R.S. Employer Identification No.)


          TEN CITY SQUARE
       BOSTON, MASSACHUSETTS                                      02129
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(Address of Principal Executive Offices)                        (Zip Code)

                                (617) 241-9200
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             (Registrant's Telephone Number, Including Area Code)
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ITEM 5.   OTHER EVENTS.

     On June 30, 1999, the Registrant issued a press release revising its revenue and earnings estimates for the quarter ending June 30, 1999, and the year ending December 31, 1999.

     A copy of this press release is attached as Exhibit 99.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) Financial Statements of Businesses Acquired

         Not Applicable.

     (b) Pro Forma Financial Information

         Not Applicable.

     (c) Exhibits

         Exhibit 99 Press Release regarding revised revenue and earnings estimates, dated June 30, 1999.
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              KEANE, INC.
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                                              (Registrant)



Date:         June 30, 1999              By:  /s/ Wallace A. Cataldo
                                              ----------------------
                                              Wallace A. Cataldo,
                                              Vice President -
                                                   Finance and Administration
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                                 EXHIBIT INDEX

Exhibit
Number         Description
------         -----------

99 Press Release regarding revised revenue and earnings estimates, dated June 30, 1999.